 Filed pursuant to Rule 497(e)
Registration Nos. 333-197427; 811-22980

ANGEL OAK MULTI-STRATEGY INCOME FUND
a series of Angel Oak Funds Trust

Class A Shares -- ANGLX

June 1, 2015

Supplement to the
Prospectus
dated April 10, 2015

Effective immediately, a contingent deferred sales charge (“CDSC”) of up to 1.00% may be imposed on certain redemptions of Class A shares of the Angel Oak Multi-Strategy Income Fund (the “Fund”) made within 18 months of the date of purchase on Class A shares that were purchased without an initial sales charge.

Accordingly, the following disclosure has been added to the Fund’s Prospectus:

Contingent Deferred Sales Charge and Dealer Reallowance – Class A Shares.  There is no initial sales charge on purchases of Class A shares of $1 million or more, however, a CDSC of 1.00% will be imposed if such Class A shares are redeemed within eighteen (18) months of their purchase, based on the lower of the shares’ cost or current net asset value. Any Class A shares acquired by reinvestment of distributions will be redeemed without a CDSC.

In determining whether a CDSC is payable, the Fund will first redeem Class A shares not subject to any charge. The Fund’s distributor receives the entire amount of any CDSC you pay. No CDSC is applied in the following instances:
•	The redemption is due to the death or post-purchase disability of a shareholder or settlor of a living trust account.
•
Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the “Code”). The CDSC will be waived for benefit payments made directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans, and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial intermediary.

•	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2.
•	In the case of a divorce, where there exists a court decree that requires redemption of the shares.
•	When shares are involuntarily redeemed due to low balance or other reasons.
•	When shares are redeemed in accordance with the Fund’s Systematic Withdrawal Program.
•	In other circumstances under the Adviser’s discretion.

Documentation may be required prior to the waiver of the CDSC, including death certificates, physicians’ certificates, etc., in applicable instances.

Except as stated below, the dealer of record receives commissions on Class A sales of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

Under certain circumstances, the Fund’s distributor may change the reallowance to dealers and may also compensate dealers out of its own assets. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Fund’s distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Please retain this Supplement with your Prospectus for future reference.

Filed pursuant to Rule 497(e)
Registration Nos. 333-197427; 811-22980

ANGEL OAK MULTI-STRATEGY INCOME FUND
a series of Angel Oak Funds Trust

Class A Shares – ANGLX
Institutional Class Shares – ANGIX
June 1, 2015

Supplement to the
Statement of Additional Information (“SAI”)
dated April 10, 2015

Effective April 22, 2015, Charles W. Baldiswieler no longer serves as a Trustee or Chairman for the Angel Oak Funds Trust (the “Trust”), and consequently, all references to Mr. Baldiswieler in the Fund’s SAI are deleted in their entirety. Effective on May 5, 2015, Sreeniwas (Sreeni) V. Prabhu was appointed a Trustee for the Trust.

The following replaces the Interested Trustee information in the “Management — Trustees and Officers” table on page 15 of the SAI:

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Interested Trustee of the Trust
Sreeniwas (Sreeni) V. Prabhu 1974	Interested Trustee, Chairman	Since April 2015; indefinite term	Chief Investment Officer, Portfolio Manager, Co-Founder, Angel Oak Capital Advisors, LLC (since 2009).	2	None.

The following information supplements the section entitled “Management — Additional Information Concerning the Board of Trustees — Information about Each Trustee’s Qualification, Experience, Attributes or Skills” on page 17 of the SAI:

Mr. Prabhu’s Trustee Attributes.
Mr. Prabhu has over 15 years of experience in the financial services and investment management industry and co-founded the Adviser in 2009.  Mr. Prabhu has served in a variety of management roles throughout his career.  The Board believes that Mr. Prabhu’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The following information supplements the section entitled “Management — Trustee Ownership of Fund Shares and Other Interests” on page 18 of the SAI:

The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Trust, as of December 31, 2014 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Interested Trustee
Sreeniwas (Sreeni) V. Prabhu	A	B

The following information supplements the “Management — Compensation” table on page 18 of the SAI:

For the fiscal period November 3, 2014 (commencement of operations) through January 31, 2015, the following compensation was paid to the Trustees by the Fund:

Name of Person/Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees
Sreeniwas (Sreeni) V. Prabhu	$0	$0

Please retain this Supplement with your SAI for future reference.